UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2006
NNN Apartment REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-130945 (Commission File Number)	20-3975609 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200 Santa Ana, California (Address of principal executive offices)	92705 (Zip Code)
Registrant’s telephone number, including area code: 714-667-8252
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11
EXHIBIT 10.12
EXHIBIT 10.13
EXHIBIT 10.14
EXHIBIT 10.15
EXHIBIT 10.16
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On May 4, 2006, Triple Net Properties, LLC, or our Sponsor, entered into an agreement, or the Agreement, with TR Hidden Lake Partners, Ltd., an unaffiliated third party, or the Seller, for the purchase of Hidden Lake Apartment Homes, a 380-unit class-A apartment property which consists of 19 buildings, located in San Antonio, Texas, or the Hidden Lake property, for a purchase price of $32,000,000. On May 5, 2006, May 25, 2006, and June 2, 2006, our Sponsor entered into agreements, or collectively the Feasibility Extensions, with Seller to extend the Feasibility Period (as defined in the Agreement). On September 11, 2006 and September 25, 2006, our Sponsor and the Seller entered into a letter agreement to establish October 12, 2006 as the closing date and to extend the closing date, respectively, for the acquisition. On November 27, 2006, our Sponsor entered into an amendment to the Agreement, to materially amend the Agreement to extend the closing date, to amend the purchase price of the property to $32,030,000, and to provide for an extension fee of $175,000, of which $150,000 would be applied to the purchase price. On December 28, 2006, our Sponsor executed an assignment, or the Assignment, to assign all of its interest as the buyer in the Agreement, as amended, to Apartment REIT Hidden Lakes, LP, our wholly-owned subsidiary.
     The above descriptions of the Agreement, Feasibility Extensions, Amendments, and Assignment are qualified in their entirety by the terms of the Agreement, Feasibility Extensions, Amendments, and Assignment, attached hereto as Exhibits 10.1 through 10.8 of this Report.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The information reported in Item 1.01 of this Current Report on Form 8-K, is incorporated herein by reference.
     On December 28, 2006, we purchased the Hidden Lake property for a purchase price of $32,030,000 from the Seller. Currently, the Hidden Lake property is approximately 99.5% leased. We financed the purchase price of the property with $19,218,000 in borrowings under a secured loan (as described below) with Wachovia Bank, National Association, or Wachovia, a $10,000,000 unsecured loan (as described below) from NNN Realty Advisors, Inc., the parent company of our Sponsor, and $2,500,000 in borrowings under our existing secured revolving line of credit with Wachovia (as described below). The balance was provided for with funds raised through our initial public offering. We paid an acquisition fee of $961,000, or 3.0% of the purchase price, to Triple Net Properties Realty, Inc., an affiliate of our Sponsor and NNN Apartment REIT Advisor, LLC, our advisor.
Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     In connection with the acquisition of the Hidden Lake property, Apartment REIT Hidden Lakes, LP, our wholly owned subsidiary, entered into a secured loan with Wachovia on December 28, 2006, or the Loan, evidenced by a promissory note, or the Promissory Note, in the principal amount of $19,218,000. The Promissory Note is secured by a Deed of Trust, Security Agreement and Fixture Filing on the Hidden Lake property and matures on January 11, 2017, or the Maturity Date. In general, the Promissory Note may not be prepaid prior to three months before the Maturity Date. The Promissory Note bears interest at a fixed rate of 5.34% per annum, or the Note Rate, and requires monthly interest only payments beginning on February 11, 2007 for the 10-year term of the Loan. The Promissory Note provides for a default interest rate of 9.34% per annum in an event of default and late charges in an amount equal to 3.0% of the amount of any overdue payments, in addition to any default interest payments. Performance under the Promissory Note has been guaranteed by NNN Apartment REIT, Inc. under an Indemnity and Guaranty Agreement in favor of Wachovia, or Indemnity and Guaranty. The Loan documents contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds.
     The Promissory Note, the related Deed of Trust, Security Agreement and Fixture Filing, Indemnity and Guaranty, Assignment of Leases and Rents, Assignment of Warranties and Contract Rights, Environmental Indemnity Agreement and SEC Indemnity and Guaranty Agreement have been filed as Exhibits 10.9 through 10.15 to this Current Report on Form 8-K and are incorporated into this Item 2.03 by reference.
     On December 28, 2006, we also entered into an unsecured loan with NNN Realty Advisors, Inc., evidenced by an unsecured promissory note in the principal amount of $10,000,000, or the Unsecured Note. The Unsecured Note matures on June 28, 2007. The Unsecured Note bears interest at a fixed rate of 6.86% per annum and requires monthly interest only payments beginning on February 1, 2007 for the term of the Unsecured Note. The Unsecured Note provides for a default interest rate in an event of default equal to 8.86% per annum. NNN Realty Advisors, Inc. is the parent company of Triple Net Properties, LLC, our Sponsor, and therefore this loan is deemed a related party loan. The terms of this related party loan and the Unsecured Note, were approved by our board of directors, including the majority of our independent directors, and deemed fair, competitive and commercially reasonable by our board of directors. The foregoing description of the Unsecured Note is qualified in its entirety by the terms of the Unsecured Note, attached hereto as Exhibit 10.16 of this Current Report on Form 8-K.

     On December 28, 2006, we also borrowed $2,500,000 under our existing secured revolving line of credit with Wachovia. We entered into a credit agreement, or the Credit Agreement, with Wachovia on October 31, 2006 to obtain a secured revolving line of credit with a maximum amount of $75,000,000 that matures on October 31, 2009 and bears interest at our choice of a base rate loan, at the greater of Prime Rate plus 0.50% per annum or the Federal Funds Rate plus 1.00% per annum, or a LIBOR loan at LIBOR plus 1.50% per annum. On November 22, 2006, we entered into a first amendment to the Credit Agreement, or the First Amendment, with Wachovia and LaSalle Bank National Association to provide for the assignment of 50.0% of Wachovia’s interest, rights and obligations under the Credit Agreement. The foregoing description of the Credit Agreement and the First Amendment, are qualified in their entirety by the terms of the Credit Agreement, the First Amendment and related agreements, filed as Exhibits 10.9 through 10.14 to our Current Report on Form 8-K filed on November 3, 2006 and Exhibits 10.1 through 10.4 to our Current Report on Form 8-K filed on November 28, 2006, and are incorporated into this Item 2.03 by reference.
Item 7.01 Regulation FD Disclosure.
     On January 4, 2007, we issued a press release announcing our acquisition of the Hidden Lake property, the secured loan from Wachovia, and the status of our public offering. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1
     The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
     Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.
It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.
(b) Pro Forma Financial Information.
     See paragraph (a) above.
(d) Exhibits.
     The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Apartment REIT, Inc.

January 4, 2007	By:	/s/ Stanley J. Olander

Name: Stanley J. Olander
Title: Chief Executive Officer

Exhibit Index

No.	Description

10.1	Contract of Sale dated May 4, 2006 by and between TR Hidden Lake Partners, Ltd. and Triple Net Properties, LLC

10.2	Letter Agreement pursuant to the Contract of Sale dated May 5, 2006 by and between TR Hidden Lake Partners, Ltd. and Triple Net Properties, LLC

10.3	Letter Agreement pursuant to the Contract of Sale dated May 25, 2006 by and between TR Hidden Lake Partners, Ltd. and Triple Net Properties, LLC

10.4	Amendment to the Contract of Sale dated June 2, 2006 by and between TR Hidden Lake Partners, Ltd. and Triple Net Properties, LLC

10.5	Letter Agreement pursuant to the Contract of Sale dated September 11, 2006 by and between TR Hidden Lake Partners, Ltd. and Triple Net Properties, LLC

10.6	Amendment to the Contract of Sale dated September 25, 2006 by and between TR Hidden Lake Partners, Ltd. and Triple Net Properties, LLC

10.7	Amendment to the Contract of Sale dated November 27, 2006 by and between TR Hidden Lake Partners, Ltd. and Triple Net Properties, LLC

10.8	Assignment of Contract dated December 28, 2006 by Triple Net Properties, LLC to Apartment REIT Hidden Lakes, L.P.

10.9	Promissory Note dated December 28, 2006 issued by Apartment REIT Hidden Lakes, LP to Wachovia Bank, National Association

10.10	Deed of Trust, Security Agreement and Fixture Filing dated December 28, 2006 by Apartment REIT Hidden Lakes, LP fro the benefit of Wachovia Bank, National Association

10.11	Indemnity and Guaranty Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association

10.12	Assignment of Leases and Rents dated December 28, 2006 by Apartment REIT Hidden Lakes, LP to Wachovia Bank, National Association

10.13	Assignment of Warranties and Other Contract Rights dated December 28, 2006 by Apartment REIT Hidden Lakes, LP in favor of Wachovia Bank, National Association

10.14	Environmental Indemnity Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association*

10.15	SEC Indemnity and Guaranty Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association

10.16	Unsecured Promissory Note dated December 28, 2006 issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc.

99.1	Press release dated January 4, 2007

*	To be filed by Amendement